KCG Holdings, Inc. (NYSE: KCG) Sandler O’Neill Global Exchange and Brokerage Conference June 3, 2015 Exhibit 99.1

Safe Harbor
Certain statements contained herein may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect,"
"anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would,"
"should," "could" or "may," or by variations of such words or by similar expressions. These "forward-looking statements" are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the "Mergers") of Knight Capital Group, Inc. ("Knight") and GETCO Holding Company,
LLC ("GETCO"), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the
August 1, 2012 technology issue that resulted in Knight's broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE
Arca securities into the market and the impact to Knight's business as well as actions taken in response thereto and consequences thereof; (iii) the sales of KCG's reverse mortgage origination and securitization business, KCG's futures commission merchant and KCG Hotspot; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney General,
Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to KCG’s organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes; (viii) KCG's ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (x)
the effects of increased competition and KCG's ability to maintain and expand market share; and (xi) the completion of the tender offer commenced by KCG on May 4, 2015. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in
KCG's reports with the SEC, including, without limitation, those detailed under "Risk Factors" in KCG's Annual Report on Form 10-K for the year-
ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter-ended March 31, 2015, and other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

Update on Modified Dutch Auction Tender Offer
On May 4, 2015, KCG commenced a “modified Dutch auction” tender offer under the terms of which KCG would repurchase for cash properly tendered outstanding shares of KCG Class A Common Stock having an aggregate purchase price of up to $330 million
From May 4 through June 2, 2015, KCG stockholders were able to tender stock to KCG at specified prices per share of not less than $13.50 and not greater than $14.00, or at the purchase price determined by KCG in accordance with the terms of the offer
Based on the preliminary count, the offer is fully subscribed and KCG expects to repurchase 23.6 million shares at $14.00 per share with a preliminary proration factor of approximately 28.7%
Projected weighted average shares outstanding of 108 to 111 million in 2Q15
1
1
The number of shares expected to be purchased in the tender offer and the purchase price are preliminary and subject to change and to confirmation by the depositary. The final number
of
shares
to
be
purchased
and
the
final
purchase
price
will
be
announced
following
the
completion
by
the
depositary
of
the
confirmation
process.
1

Cash Management: Deleveraging to Capital Return
Debt
level
1
Debt level and share repurchases for June 2015 assume no principal debt prepayments are made and that $330 million of shares are repurchased pursuant to the modified Dutch auction tender offer
2
Represents
the
aggregate
cash
and
cash
equivalents
held
by
GETCO
Holding
Company,
LLC
and
Knight
Capital
Group,
Inc.
at
June
30,
2013;
also
factors
in
cash
activity
related
to
the
Mergers
on
7/1
including
issuance
of
$535
million
First
Lien
Credit
Facility,
contribution
of
$55
million
from
GA
offset
by
payment
to
Knight
shareholders
of
$720
million,
funding
of
escrow
account
to
paydown
Knight
Convertibles
of
$375
million,
payment
of
debt
(and
interest
on
debt)
on
GETCO's
books and fees on Merger-related debt issuances
3
Asset sales represent aggregate cash received to date from sales of Urban Financial of America, KCG's futures commission merchant (FCM) and KCG Hotspot, less estimated  taxes payable on the applicable gains and excluding all future consideration
4
Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in Regulation G tables through
1Q15
5
Debt
repayments
represents
total
cash
used
to
repay
8.25%
$305
million
Senior
Secured
Notes
plus
its
make-whole
premium
plus
$535
million
First
Lien
Credit
Facility
($117
million
of
the
paydown
of
this
facility
came
from
the
Collateral
Account funded on 7/1; $117 million of KCG's cash was then used  for the repayment of the remaining principal outstanding of KCG's Convertible Notes
6
Funds received from issuance of debt, net represents issuance of 6.875% $500 million Senior Secured Notes, net of fees paid to third parties directly attributable to the debt issuance
7
Distributions from investments, net represents cash received as returns on capital related to KCG's investments, net of additional investments made
8
Represents share repurchases under the initial $150 million share repurchase program authorized by the KCG Board of Directors on
May 1, 2014
9
Represents the preliminary dollar value of shares expected to be repurchased under the modified Dutch auction tender offer announced on May 1, 2015.
10
Targeted liquidity pool, as described in KCG's quarterly report on Form 10-Q for the quarter ended March 31, 2015 within Item 3 ‘Quantitative and Qualitative Disclosures About Market Risk’
11
Represents cash in excess of the targeted
liquidity pool, a portion of which is contained in Cash and cash equivalents and the remainder is used to fund daily operations and contained elsewhere on the balance sheet including within Receivable from brokers, dealers and clearing organizations
2
$1,215
$95
$495
$0
$250
$500
$750
$1,000
$1,250
KCG debt level and cumulative share repurchases
$425
Cumulative share repurchases
Cash
(in $ millions)
Sources
Uses
Approximate cash and cash equivalents
$     730
Asset sales
304
278
857
488
58
95
330
Subtotal
575
Targeted liquidity pool of cash and highly-liquid
instruments
350
$     225
NOTE: Totals may not add due to rounding
5
7
10
11
4
Free cash flow
Debt repayments
Funds received from issuance of debt, net
6
Distributions from investments, net
Share repurchases
8
2
Tender Offer
Approximate remaining cash
at July 1, 2013
3
9

Consolidated Financials

Compensation and benefits
Communications and data processing
Depreciation and amortization
Debt
interest expense
Professional
fees
Occupancy
and equipment rentals
Business
development
Other
1
See addendum for a reconciliation of GAAP to non-GAAP financial results; quarterly averages are derived from totals provided in the charts
2
Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in the Regulation G tables
3
Debt at March 31, 2015 included the 8.25% $305 million Senior Secured Notes, which were redeemed subsequent to the quarter close using funds held in escrow
4
Debt-to-tangible equity ratio at March 31, 2015 excludes the 8.25% $305 million Senior Secured
Notes which were redeemed subsequent to the quarter close; tangible equity is calculated by subtracting goodwill and intangible assets from equity
5
Tangible book value is calculated by subtracting goodwill and intangible assets from equity; based on shares outstanding of 117.9 million, including restricted stock units (RSUs) as of May 7, 2015
Non-GAAP pre-tax income from continuing operations
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
2H13
2014
1Q15
$0
$10
$20
$30
$40
$50
$60
2H13
2014
1Q15
$210.2 mn
$199.0 mn
$186.6 mn
$19.4 mn
$22.5 mn
$32.4 mn
$41.6 mn
$36.5 mn
$48.4 mn
Avg.
quarterly
earnings
and
free
cash
flow
Avg.
quarterly
non-GAAP
expenses
Free cash flow
from
operating
income
2
1
1
KCG balance
sheet
As
of March 31, 2015
(in $ millions)
Cash and cash equivalents
990.5
Debt
3
799.8
Stockholders’ equity
1,783.3
-
-
-
0.30
-
-
-
Book
value per share
5
$15.10
Tangible book value per share
5
$13.86
Debt-to-tangible equity ratio

The Competitive Landscape
Getting to the Right Strategic Spot in U.S. Trade Execution
Potential Disruptors
Market Leaders
Specialized
Full Service
Client Offering
Global
banks
Proprietary
Trading
Groups
EMSs / OMSs
Exchanges
ATSs
Institutional
e-Brokers
Mid-Size
Institutional
Brokers
KCG
*
* KCG Holdings, Inc. was formed July 1, 2013 by the merger of GETCO Holding Company, LLC and Knight Capital Group, Inc.
4
Prime
Brokers
Market Makers

Prospects for Multiyear Organic Growth

Agency Execution:
Expansion of algorithmic trading among U.S.
and European asset managers,
The continued growth of ETF assets under
management and trading volume,
The potential for unbundling
Market Making:
Incremental market share gains in U.S. equities from
strategic clients and expanded capabilities,
Market making in fixed income, currencies and
commodities on a global basis,
Building out the client network in Europe
Trading Venues:
Expansion of the KCG BondPoint
offering for
institutional clients
Industry consolidation among ATSs
Market
Making
Agency
Execution
Trading
Venues

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

3 months ended
March 31, 2015
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
GAAP income (loss)
from continuing operations before income taxes
$     39,340
$     381,058
$     (14,270)
$     406,128
Gainon sale of KCG Hotspot
-
(385,026)
-
(385,026)
Professional fees related to sale of KCG Hotspot
-
6,736
-
6,736
Compensation expense related to sale of KCG Hotspot
-
4,457
-
4,457
Lease loss accrual, net
-
-
132
132
$     39,340
$     7,225
$     (14,138)
$     32,427
Non-GAAP income (loss)
from continuing operations before income taxes
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

3 months ended December 31, 2014
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Non-GAAP income (loss) from continuing operations before income taxes
Gain on sale of FCM
Lease loss accrual, net
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     42,710
$     42,710
-
-
$     9,968
(2,116)
-
$     7,852
$     (26,147)
6,117
$     (20,030)
-
$     26,531
$     30,532
6,117
(2,116)

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

3 months ended September 30, 2014
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation
of
GAAP
pre-tax
to
non-GAAP
pre-tax:
GAAP
loss from continuing operations before income taxes
$     (8,033)
$     (1,664)
$      (5,538)
$     (15,235)
Net gain related to tradeMONSTER combination with OptionsHouse
-
-
(15,105)
(15,105)
Compensation related to reduction in workforce and other employee separations
2,786
3,577
4,158
10,521
Writedown of assets and lease loss accrual, net
-
-
301
301
Non-GAAP
(loss)
income
from
continuing
operations
before
income
taxes
$     (5,247)
$          1,913
$     (16,184)
$     (19,518)

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months
ended June
30, 2014
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation
of GAAP pre-tax to non-GAAP pre-tax:
GAAP income
(loss) from continuing operations before income taxes
$     (22,233)
$     14,507
Writedown
of capitalized debt costs
-
-
1,995
1,995
Compensation related to reduction in workforce
383
1,886
3,069
Writedown
of assets and lease loss accrual, net
452
-
1,489
1,941
Non-GAAP
income
(loss)
from
continuing
operations
before
income
taxes
$     36,839
$     2,622
$     (17,949)
$     21,512
10
$     36,004
$     736
800

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     76,032
$     2,016
$     (18,664)
$     59,384
-
-
7,557
7,557
-
-
(9,644)
(9,644)
Lease loss accrual, net
359
-
(93)
266
$     76,391
$     2,016
$     (20,844)
$     57,563
11
Non-GAAP
income
(loss)
from
continuing
operations
before
income
taxes
Writedown of capitalized debt costs
3 months ended March 31, 2014
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Income resulting from the merger of BATS and Direct Edge, net

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

3 months ended December 31, 2013
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Compensation and other expenses related to a reduction in workforce
Professional and other fees related to Mergers and August 1st technology  issue
Writedown of capitalized debt costs
Writedown of assets and lease loss accrual
Gain on strategic asset
Non-GAAP income (loss) from continuing operations before income taxes
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     47,951
$     (4,491)
$     (60,159)
$     (16,699)
5,254
5,447
708
11,409
-
-
2,785
2,785
-
-
13,209
13,209
-
-
(1,359)
(1,359)
-
1,681
8,819
10,500
$     53,205
$     2,637
$     (35,997)
$     19,845

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
13
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     47,853
$     (16,354)
$     89,874
$     121,373
-
-
(127,972)
(127,972)
2,309
15,132
-
17,441
-
-
7,269
7,269
108
-
828
936
$     50,270
$     (1,222)
$     (30,001)
$     19,047
3 months ended September 30, 2013
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Gain on investment in Knight Capital Group, Inc.
Compensation and other expenses related to reduction in workforce
Writedown of assets and lease loss accrual, net
Non-GAAP income (loss) from continuing operations before income taxes
Professional
and
other
fees
related
to
Mergers
and
August
1
st
technology
issue

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
106,718
4,457
102,261
33,764
-
33,764
Depreciation and amortization
20,615
-
20,615
Debt interest expense
8,463
-
8,463
Professional fees
11,181
6,736
4,445
Occupancy and equipment rentals
7,340
-
7,340
Business development
1,857
-
1,857
132
132
-
Other
7,808
-
7,808
Total expenses
$     197,878
$     11,325
$     186,553
14
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
3 months ended June 30, 2014
1
1
Lease loss accrual, net
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Communications and data processing

GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
116,214
-
116,214
36,945
-
36,945
Depreciation and amortization
21,224
-
21,224
Debt interest expense
7,721
-
7,721
Professional fees
5,695
-
5,695
Occupancy and equipment rentals
8,514
-
8,514
Business development
2,308
-
2,308
Lease loss accrual, net
6,117
6,117
-
Other
9,822
-
9,822
Total
expenses
$     214,561
$     6,117
$     208,444
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
15
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
1
1
3 months ended December 31, 2014
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Communications and data processing

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
95,307
10,521
84,786
38,576
-
38,576
Depreciation and amortization
20,298
-
20,298
Debt interest expense
7,714
-
7,714
Professional fees
7,161
-
7,161
Occupancy and equipment rentals
7,672
-
7,672
Business development
3,163
-
3,163
301
301
-
Other
10,580
-
10,580
$     190,772
$     10,822
$     179,950
16
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
3 months ended September 30, 2014
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Communications and data processing
Writedown of assets and lease loss accrual, net
1
Total expenses

GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation
of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
103,430
3,069
100,361
38,279
-
38,279
Depreciation and amortization
19,823
-
19,823
Debt interest expense
7,497
-
7,497
Professional fees
7,337
-
7,337
Occupancy and equipment rentals
8,235
-
8,235
Business development
2,609
-
2,609
3,936
3,936
-
Other
10,767
-
10,767
$     201,913
$     7,005
$     194,908
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
17
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
1
3 months ended June 30, 2014
Writedown
of assets, lease loss accrual and capitalized debt costs
Communications and data processing
Total expenses
1

GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
normalized expenses:
122,319
-
122,319
36,796
-
36,796
20,103
-
20,103
9,524
-
9,524
5,402
-
5,402
8,285
-
8,285
1,683
-
1,683
7,823
7,823
-
8,643
-
8,643
Total
expenses
1
$     220,578
$     7,823
$     212,755
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
18
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
3 months ended March 31, 2014
Reconciliation of GAAP expenses to KCG non-GAAP,
Communications and data processing
Lease loss accrual and writedown of capitalized debt costs
Employee compensation and benefits
Depreciation and amortization
Debt interest expense
Professional fees
Occupancy and equipment rentals
Business development
Other

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
112,209
11,409
100,800
37,512
-
37,512
Depreciation and amortization
19,566
-
19,566
Debt interest expense
12,943
-
12,943
Professional fees
7,734
2,491
5,243
Occupancy and equipment rentals
9,358
-
9,358
Business development
1,923
-
1,923
23,709
23,709
-
Other
13,066
294
12,772
Total
expenses
1
$     238,020
$     37,903
$     200,117
3 months ended December 31, 2013
Lease loss accrual and writedown of capitalized debt costs
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Communications and data processing

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
129,631
17,441
112,190
44,046
-
44,046
Depreciation and amortization
20,091
-
20,091
Debt interest expense
19,350
2,982
16,368
Professional fees
9,077
4,087
4,990
Occupancy and equipment rentals
8,898
-
8,898
Business development
2,644
200
2,444
936
936
-
Other
11,318
-
11,318
TotalExpenses
1
$     245,991
$     25,647
$     220,345
Writedown of assets and lease loss accrual, net
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Communications and data processing
3 months ended September 30, 2013